                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Ironstone Group, Inc.
         _______________________________________________________________________
                   (Name of Registrant as Specified In Its Charter)

                              Ironstone Group, Inc.
         _______________________________________________________________________
                        (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:
         _______________________________________________________________________

      2. Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
         _______________________________________________________________________

      4. Proposed maximum aggregate value of transaction:
         _______________________________________________________________________

      (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:
         _______________________________________________________________________

      2. Form, Schedule or Registration Statement No.:
         _______________________________________________________________________

      3. Filing Party:
         _______________________________________________________________________

      4. Date Filed:
         _______________________________________________________________________

                              IRONSTONE GROUP, INC.
                                 One Bush Street
                                   Suite 1100
                             San Francisco, CA 94104

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON WEDNESDAY, MAY 8, 1996

TO THE STOCKHOLDERS OF IRONSTONE GROUP, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of IRONSTONE GROUP, INC., a Delaware corporation (the "Company"), will be held on Wednesday, May 8, 1996 at 10:00 a.m. local time at One Bush Street, Suite 1100, San Francisco, CA 94104 for the following purpose:

      1. To elect directors to serve for the ensuing year and until their successors are elected.

      2. To ratify the selection of Deloitte & Touche, LLP as the independent public accountant of the Company for its fiscal year ending December 31, 1996.

      3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

      The Board of Directors has fixed the close of business on March 29, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                             By Order of the Board of Directors



                                             Kenneth L. Guernsey
                                             Secretary

San Francisco, California
April 15, 1996

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                              IRONSTONE GROUP, INC.
                                 One Bush Street
                                   Suite 1100
                             San Francisco, CA 94104

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

         The enclosed proxy is solicited on behalf of the Board of Directors of Ironstone Group, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Wednesday, May 8, 1996, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at One Bush Street, Suite 1100, San Francisco, CA 94104. The Company intends to mail this proxy statement and accompanying proxy card on or about April 15, 1996, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

         The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

         Only holders of record of Common Stock at the close of business on March 29, 1996 will be entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock will have one vote per share held on all matters to be voted on at the Annual Meeting. At the close of business on March 29, 1996, the Company had outstanding and entitled to vote 1,487,854 shares of Common Stock.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

         Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with C.
J. Russell, Assistant Secretary of the Company, at the Company's principal executive office, One Bush Street, Suite 1100, San Francisco, CA 94104, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

         Proposals of stockholders that are intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received by the Company not later than December 18, 1996 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                       1.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         There are two nominees for the two Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company.

         Shares of Common Stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected and management has no reason to believe that any nominee will be unable to serve.

         Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote.

                        THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

         The following information pertains to the nominees, their principal occupations for the preceding five year period, certain directorships, and their ages as of February 26, 1996:

                                                        DIRECTOR
              NAME                         AGE           SINCE                 OCCUPATION

Robert L. Miller........................   43             1991        Chief Executive Officer of the
                                                                      Company

Edmund H. Shea, Jr.(1)..................   66             1993        Executive Vice President of J.F.
                                                                      Shea Co., Inc.

- ------------------------------------


(1)      Member of the Audit Committee and the Compensation Committee.

         ROBERT L. MILLER has served as Chairman of the Board of the Company since May 1991, as Chief Executive Officer since February 1994, and also served as Chief Executive Officer from May 1991 to October 1993 and as President from May 1991 to January 1993. He has been a sole legal practitioner since 1980. Mr. Miller is also a director of ADAC Laboratories.

         EDMUND H. SHEA, JR. has served as a director of the Company since October 1993. He is a co-founder of J.F. Shea Co., Inc., a diversified construction, land development and venture capital investment company, and has served as its Executive Vice President and a director since 1968. He is also a director of ADAC Laboratories, Inc. and Vanguard Airlines.

BOARD COMMITTEES AND MEETINGS

         The Company currently has authorized two directors. All directors hold office until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified. During the fiscal year ended December 31, 1995 the Board of Directors held four meetings. The Board has an Audit Committee and a Compensation Committee.


                                       2.

         The Audit Committee meets with the Company's independent auditors to review the results of the annual audit and discuss the financial statements and recommends to the Board the independent auditors to be retained. The Audit Committee is currently composed of Mr. Shea, was constituted in October 1993 and met one time during 1995. Mr. Michael Y. McGovern was also a member of the Audit Committee until his resignation as a director of the Company on December 31, 1995.

         The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is currently composed of Mr. Shea, was constituted in October 1993 and met one time during 1995. Mr. McGovern was also a member of the Compensation Committee until his resignation as a director.

         During the fiscal year ended December 31, 1995, each incumbent Board member attended 75 percent or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.


                                   PROPOSAL 2

           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANT

         The Board of Directors has selected Deloitte & Touche, LLP as the Company's independent public accountant for the fiscal year ending December 31, 1996 and has further directed that management submit the selection of independent public accountant for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche, LLP are expected to be present at the Annual Meeting or to be available by telephone during the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         Coopers & Lybrand was the Company's independent public accountant prior to the Company's bankruptcy filing in January 1991. For the fiscal years ended December 31, 1990 and 1991, due to the bankruptcy proceedings, no public accounting firm was retained to prepare or issue any reports for the Company. All of the Company's prebankruptcy business operations were liquidated or otherwise disposed of during the pendency of the bankruptcy proceedings. In October 1993, the Company acquired 80 percent ownership of Belt Perry Associates, Inc. ("Belt Perry"), and substantially all of the Company's business operations are now conducted through Belt Perry. Deloitte & Touche was the independent public accountant for Belt Perry for the years ended December 31, 1990, 1991 and 1992. In January 1994, the Board of Directors approved the retention of Deloitte & Touche as the independent public accountant for the Company and its subsidiaries for the 1992, 1993 and 1994 fiscal years, and in February 1995, the Board approved the retention of Deloitte & Touche, LLP as the independent public accountant for the Company and its subsidiaries for the 1995 fiscal year. In March 1996, the Board approved the retention of Deloitte & Touche, LLP as the independent public accountant for the Company and its subsidiaries for the 1996 fiscal year. Prior to its engagement of Deloitte & Touche, LLP, the Company did not consult such firm regarding any accounting or reporting matters.

         Stockholder ratification of the selection of Deloitte & Touche, LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Deloitte & Touche, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.


                                       3.

         The affirmative vote of the holders of a majority of the shares of the outstanding Common Stock will be required to approve this proposal. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

                                       4.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 26, 1996 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table employed by the Company in that capacity on February 26, 1996; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                             BENEFICIAL OWNERSHIP(1)

                                                                               NUMBER OF
                                                                               SHARES OF                PERCENT
BENEFICIAL OWNER                                                             COMMON STOCK             OF TOTAL(2)

Hambrecht & Quist Group and associated entities(3)..........................     930,342                 62.53%
  One Bush Street
  San Francisco, CA 94104
Ivory & Sime Enterprise Capital PLC.........................................     128,978                  8.67%
  One Bush Street
  San Francisco, CA  94104
Robert L. Miller............................................................   44,790(4)                  2.92%
Edmund H. Shea, Jr..........................................................   45,785(5)                  3.07%
All Executive Officers and Directors
  as a Group (3 persons)....................................................   95,451(6)                  6.20%

- ------------------------------

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission (the "Commission"). Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2) Percentages are based on 1,487,854 shares of Common Stock outstanding on February 26, 1996, adjusted as required by rules promulgated by the Commission.

(3) Represents shares beneficially owned by Hambrecht & Quist Group (4,596 shares) and associated entities, including the following entities: H&Q London Ventures (356,830 shares), Phoenix Venture (BVI) Ltd. (227,851 shares), H&Q Ventures IV (131,989 shares), H&Q Ventures International C.V. (131,989 shares), The Hambrecht 1980 Revocable Trust (70,880 shares), Hambrecht & Quist LLC (3,656 shares), and Hamquist (2,551 shares).

(4) Represents shares subject to outstanding options that were exercisable on February 26, 1996 or will become exercisable within 60 days thereafter.

(5) Includes 2,275 shares subject to outstanding options that were exercisable on February 26, 1996 or will become exercisable within 60 days thereafter and includes 38,130 shares held by the E&M RP Trust. Does not include shares held by the following persons or entities as to which Mr. Shea has disclaimed beneficial ownership: John F. Shea Family Trust (18,753 shares) and Peter O. Shea (32,294 shares).

(6) Includes shares described in notes 4 and 5 above as well as 4,876 shares which Mark M. Glickman, the Company's Chief Financial Officer, has the right to acquire within 60 days of the date of this table pursuant to outstanding options.



                                       5.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than 10 percent of a registered class of the Company's equity securities to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers, stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all
Section 16(a) filing requirements applicable to its directors, officers and greater than 10 percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

         Each non-employee director of the company receives a fee of $500 for each Board meeting attended in person (plus $500 for each committee meeting attended by committee members on a day other than a Board meeting date) and reimbursement for expenses incurred in connection with attending such meetings. In the fiscal year ended December 31, 1995, the aggregate total compensation paid to non-employee directors was $4,000.

         Outside directors also receive stock option grants under the Company's 1993 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Internal Revenue Code of 1986, as amended from time to time, hereinafter the "Code") are eligible to receive options under the Directors' Plan. Options granted under the Directors' Plan are not intended to qualify as incentive stock options under the Code.

         The Directors' Plan provides for the automatic grant of options to purchase shares of Common Stock to non-employee directors. In October 1993, Messrs. McGovern and Shea each received an option to purchase 1,600 shares of Common Stock at an exercise price of $3.00 per share. In addition, upon compliance by the Company with certain securities law requirements in May 1995, each received pursuant to the terms of the Directors' Plan an option to purchase 375 shares of Common Stock at an exercise price of $4.00 per share and an additional option to purchase 1,600 shares of Common Stock at an exercise price of $4.00 per share. All options under the Directors' Plan have been or will be granted at fair market value on the date of grant. The Directors' Plan also provides that any future non-employee director who is elected to the Board for the first time shall, upon the date of his initial election, automatically be granted an option to purchase 1,600 shares of the Company's Common Stock. In addition, the Directors' Plan provides that on the first business day of each year, each non-employee director serving as a non-employee member of the Board shall be granted an option to purchase up to 1,600 shares of Common Stock, the exact number being based pro rata on the portion of the preceding year that the non-employee director served as such. Consequently, on January 2, 1996, Mr. Shea received an option to purchase 1,600 shares of Common Stock at an exercise price of $4.00 per share. Options under the Directors' Plan have a ten-year term; however, each option will terminate prior to the expiration date if the optionee's service as a non-employee director, or, subsequently, as an employee, of the Company terminates. The exercise price of each option under the Directors' Plan must be equal to the fair market value of the stock subject to the option on the date of grant. All options issued pursuant to the Directors' Plan vest at a rate of 1/36 per month for 36 months following the date of the grant of the option or, in the event the grant was delayed pending compliance by the Company with certain securities law requirements, the date from which the grant was delayed.



                                       6.

COMPENSATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

         The following table shows, for the fiscal years ended December 31, 1995, 1994 and 1993, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and other most highly compensated executive officer (together, the "Named Executive Officers"). No other executive officers earned more than $100,000 during the fiscal year ended December 31, 1995.

                                            ANNUAL COMPENSATION                             LONG TERM COMPENSATION

                                                                                                    AWARDS

                                                                                 OTHER         RESTRICTED                ALL OTHER
                                              SALARY                            ANNUAL            STOCK                  COMPENSA-
NAME AND PRINCIPAL                                             BONUS           COMPENSA-         AWARDS      OPTIONS/      TION
POSITION                          YEAR          ($)             ($)             TION($)            ($)        SARs(#)       ($)

Robert L. Miller(1)               1995          $216,667         --                --              --         --            --
Chief Executive Officer           1994          $214,998         --           $40,970(2)           --         --            --
  and President                   1993           $62,000         --           $79,145(2)           --         --            --

Michael E. Foster(3)              1995          $109,339         --                --              --         --            --
Executive Vice President

- --------------------

(1) Mr. Miller served as the Company's President and Chief Executive Officer during all of 1992, as President until January 1993 and as Chief Executive Officer until October 1993. Additionally, Mr. Miller has served as the Company's Chief Executive Officer since February 1994.

(2) Paid pursuant to an agreement under which Mr. Miller was paid at an hourly rate of $290.00 for hours which exceeded the number of hours represented by his monthly retainer payments. In March 1994, this agreement was terminated and replaced with a regular salary.

(3) Mr. Foster served as the Company's Executive Vice President for New Business Development from January 30, 1995 through August 31, 1995.



                                       7.

                        STOCK OPTION GRANTS AND EXERCISES

         In fiscal year 1993 and fiscal year 1994, prior to the adoption of the 1994 Equity Incentive Plan (the "1994 Plan"), the Company granted options to its executive officers under its 1989 Equity Incentive Plan (the "1989 Plan"). As of February 26, 1996, options to purchase a total of 76,780 shares were outstanding under the 1989 Plan, no shares had been purchased pursuant to the 1989 Plan and no shares remained available for future issuance thereunder. Options granted under the 1989 Plan include incentive stock options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code and nonstatutory stock options which are not intended to so qualify.

         The 1994 Plan provides for the grant of (i) both incentive and nonstatutory stock options and (ii) rights to purchase restricted stock, together "Stock Awards," to the Company's directors, officers and employees. Directors who are not salaried employees of or consultants to the Company or to any affiliate of the Company are not eligible to participate in the 1994 Plan. As of February 26, 1996, options to purchase a total of 35,348 shares were outstanding under the 1994 Plan, no shares had been purchased pursuant to the 1994 Plan and 204,652 shares remained available for future issuance thereunder.

         The 1994 Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1994 Plan and, subject to the provisions of the 1994 Plan, to determine the number of persons to whom and the dates of which Stock Awards will be granted, the number of shares to be subject to each Stock Award, the time or times during the term of each Stock Award within which all or a portion of such Stock Award may be exercised, the type or types of such Stock Awards to be granted, the exercise price of such Stock Award when appropriate, and other terms of the Stock Award.

         The maximum term of options under the 1994 Plan is typically ten years. Option grants under the 1994 Plan typically vest over a five-year period at the rate of 1/10 on the date six months after the date of grant and then 1/60 monthly. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of grant; the exercise price of incentive options may not be less than 100% of the fair market value.



                                       8.

         The following tables show for the fiscal year ended December 31, 1995 certain information regarding options granted to, exercised by, and held at year end by the Named Executive Officers:

                      OPTION GRANTS IN FISCAL YEAR 1995(1)

                                             PERCENTAGE
                                             OF TOTAL
                          NUMBER OF          OPTIONS
                          SECURITIES         GRANTED TO       EXERCISE
                          UNDERLYING         EMPLOYEES        OR BASE
                          OPTIONS            IN FISCAL        PRICE            EXPIRATION
NAME                      GRANTED            YEAR             ($/SHARE)        DATE

Robert L. Miller          --                 --               --               --

Michael E. Foster            15,000(2)        31.29%           $4.00           November 30, 1995(3)

- -----------------------------

(1)      No stock appreciation rights were granted in fiscal year 1995.

(2) 1,500 vested on August 31, 1995. The remainder was to vest in equal installments over the fifty-four months beginning September 1995, however vesting ceased upon Mr. Foster's termination of employment on August 31, 1995.

(3) Pursuant to its terms, Mr. Foster's stock option expired on the date three months from the termination of his employment with the Company.


  AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1995, AND OPTION VALUES AT END OF
                                FISCAL YEAR 1995

                                                                                                         VALUE OF
                                                                                 NUMBER OF               UNEXERCISED
                                                                                 UNEXERCISED             IN-THE-MONEY
                                                                                 OPTIONS AT              OPTIONS AT
                                                                                 FY-END (#)              FY-END ($)
                             SHARES ACQUIRED             VALUE                   EXERCISABLE/            EXERCISABLE/
NAME                         ON EXERCISE (#)             REALIZED ($)            UNEXERCISABLE           UNEXERCISABLE(1)

Robert L. Miller             --                          --                      38,106/36,574           38,106/36,574

Michael E. Foster            --                          --                            --                      --

- --------------------

(1) Represents the fair market value of the underlying shares on December 31, 1995 less the exercise price.




                                       9.

EMPLOYMENT AND CONSULTING AGREEMENTS AND CERTAIN TRANSACTIONS

         As part of the Company's bankruptcy plan of reorganization, the Company transferred to a Company creditor, AMFAC, Inc. and related entities (AMFAC), an undivided seventy percent (70%) interest in two notes receivable (the "Notes") from St. George Crystal, Ltd. The Company retained a thirty percent (30%) undivided interest in the Notes. Mr. McGovern was appointed by the bankruptcy court to act as receiver to oversee and collect the Notes. In December 1994, the Company sold its thirty percent (30%) interest in the Notes to an assignee of AMFAC, at which time all assets held by Mr. McGovern as receiver were distributed. In January 1995, Mr. McGovern was paid $13,500 from the bankruptcy estate for his services as receiver. In December 1995, Mr. McGovern resigned as a director of the Company.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                            By Order of the Board of Directors


                                            Kenneth L. Guernsey
                                            Secretary

April 15, 1996

         A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: C.J. RUSSELL, ASSISTANT SECRETARY, IRONSTONE GROUP, INC., ONE BUSH STREET, SUITE 1100, SAN FRANCISCO, CA 94104.

                                       10.

                              IRONSTONE GROUP, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 8, 1996


         The undersigned hereby appoints Robert L. Miller and Mark M. Glickman, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Ironstone Group, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders Ironstone Group, Inc. to be held at ONE BUSH STREET, SUITE 1100, SAN FRANCISCO, CA 94104 on WEDNESDAY, MAY 8, 1996 at 10:00 A.M. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

         UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1: To elect directors to serve for the ensuing year and until their successors are elected.

[ ]  FOR all nominees listed below           [ ]  WITHHOLD AUTHORITY to
     (except as marked to the contrary            vote for all nominees
     below).                                      listed below.

NOMINEES:         Robert L. Miller and Edmund H. Shea, Jr.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE SUCH NOMINEE(S)' NAME(S)
BELOW:

________________________________________________________________________________
________________________________________________________________________________

                            (Continued on other side)

                                       1.

                           (Continued from other side)

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.



PROPOSAL 2:       To ratify selection of Deloitte & Touche as independent
                  auditors of the Company for its fiscal year ending December
                  31, 1996.

         [ ]      FOR         [ ]      AGAINST         [ ]      ABSTAIN






DATED               , 1996

                                             -----------------------------------

                                             -----------------------------------
                                                         SIGNATURE(S)



                                              Please sign exactly as your name
                                              appears hereon. If the stock is
                                              registered in the names of two or
                                              more persons, each should sign.
                                              Executors, administrators,
                                              trustees, guardians and
                                              attorneys-in-fact should add their
                                              titles. If signer is a
                                              corporation, please give full
                                              corporate name and have a duly
                                              authorized officer sign, stating
                                              title. If signer is a partnership,
                                              please sign in partnership name by
                                              authorized person.



PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.


                                       2.